Exhibit 10.25

151 Farmington Avenue
Hartford, CT 06156

John W. Rowe, M.D.
Chairman & CEO
860-273-4455
Fax: 860-273-6872

December 5, 2003

Ronald A. Williams

Re: Specified Entities

Dear Ron:

In connection with the execution of your Amended and Restated Employment Agreement of even date (the “Agreement”), the names of the four Specified Entities, as defined in the Agreement, currently are as follows:

1.	Anthem Inc.
2.	CIGNA Corporation
3.	UnitedHealth Group Incorporated
4.	Wellpoint Health Networks Inc.

Sincerely,

Aetna Inc.

By:	/s/ John W. Rowe